Redeemable noncontrolling interest (Details)	Apr. 15, 2019	Dec. 31, 2020	Jul. 20, 2017
Redeemable Noncontrolling Interest [Abstract]
Description of redeemable noncontrolling interest	On April 15, 2019, UMB contributed $6.00 million to acquire 6,000 units for a 12.5% ownership interest in Ittella International. The Company incurred issuance costs of $0.13 million resulting in net consideration received of $5.87 million.
Percentage of fair value	85.00%	100.00%
Percentage of equity interests		12.50%	70.00%